SSgA FUNDS

SUPPLEMENT DATED JULY 21, 2008

TO

PROSPECTUS DATED DECEMBER 18, 2007

(AS SUPPLEMENTED JUNE 4, 2008)

SSgA PRIME MONEY MARKET FUND

The Prospectus dated December 18, 2007 is hereby supplemented.  The following information supersedes any information to the contrary regarding the suspension of shareholder redemptions contained in the Prospectus section entitled “Redemption of Fund Shares” for the SSgA Prime Money Market Fund (the “Fund”):

Suspension of Shareholder Redemptions.  The Fund reserves the right to suspend the right of shareholder redemption, or postpone the date of payment: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

The remainder of the Prospectus section entitled “Redemption of Fund Shares” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE